UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2018

Conifer Holdings, Inc.
(Exact name of registrant as specified in its charter)

001-37536	27-1298795
(Commission File Number)	(IRS Employer Identification No.)

550 West Merrill Street, Suite 200, Birmingham, MI 48009
(Address of principal executive offices and zip code)

(248) 559-0840
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed, on September 29, 2017, Conifer Holdings, Inc. (the “Company”) entered into a note purchase agreement (the “Note Purchase Agreement”), as amended by the First Amendment (the “First Amendment”) dated as of June 21, 2018 (collectively, the “Loan Agreement”), with Elanus Capital Investments Master SP Series 3 (“Elanus”). Pursuant to the Loan Agreement, the Company issued $30.0 million aggregate principal amount of its 8% subordinated notes due 2032, in a private placement. On the fifth and tenth anniversary of the subordinated notes, the interest rate resets to 1,250 basis points and 1,500 basis points, respectively, above the 5-year mid-swap rate. The subordinated notes include an issuer call option of all of the subordinated notes at par from July 31, 2018, through October 31, 2018 (the “Call Option”).

On August 10, 2018, the Company filed a Registration Statement on Form S-1 (as amended by Amendment No. 1 to Form S-1, filed on September 10, 2018) in connection with its proposed public offering of senior unsecured notes (the “Offering”).

On September 10, 2018, the Company entered into a waiver letter with Elanus (the “Waiver Letter”) whereby Elanus and the Company agreed (i) that in connection with the Offering, the Company may exercise the Call Option with respect to all, or a portion of, the subordinated notes; (ii) that the Company will use any proceeds raised under the Offering to redeem the subordinated notes; (iii) that any restrictions under the Loan Agreement regarding the Company’s ability to incur additional debt are waived with respect to the Offering, and (iv) that Elanus and the Company will negotiate in good faith to refinance any amount of indebtedness remaining under the Loan Agreement following the completion of the Offering.

The Note Purchase Agreement, the First Amendment and the Waiver Letter are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Note Purchase Agreement, the First Amendment and the Waiver Letter and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

10.1
Note Purchase Agreement, dated September 29, 2017 between the Company and Elanus Capital Investments Master SP Series 3 (incorporated by reference to Exhibit 10.14 of the Company’s Quarterly Report on Form 10-Q filed on November 8, 2017)

10.2
First Amendment to Note Purchase Agreement, dated June 21, 2018 between the Company and Elanus Capital Investments Master SP Series 3 (incorporated by reference to Exhibit 10.16 of the Company’s Quarterly Report on Form 10-Q filed on August 8, 2018)

10.3	Waiver Letter, dated September 10, 2018 between the Company and Elanus Capital Investments Master SP Series 3

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings, Inc.

Dated: September 11, 2018

	By:	/s/ Brian J. Roney
Brian J. Roney
President